Dreyfus Global

Growth Fund

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                 Dreyfus Global
                                                                    Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Global Growth Fund covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas A. Loeffler, CFA.

When the reporting period began, it had become apparent that global economic growth was substantially stronger than many analysts had expected. In fact, most global markets had already rebounded sharply from 1998's currency and credit crises in emerging market countries. The rally continued into the first quarter of 2000, before peaking in early March.

In April, many developed and emerging market countries around the world experienced heightened levels of volatility when expensively priced technology stocks began to decline sharply in the wake of evidence that inflationary pressures were building. This correction, combined with a strong U.S. dollar relative to many foreign currencies, erased much of the reporting period's early gains.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Global Growth Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF FUND PERFORMANCE

Douglas A. Loeffler, CFA, Portfolio Manager

How did Dreyfus Global Growth Fund perform relative to its benchmark?

For the six-month period ended June 30, 2000, the fund produced a total return of -7.34%.(1) This compares with a -2.56% total return for the fund's benchmark, the Morgan Stanley Capital International World Index, for the same period.(2)

We attribute the fund' s underperformance to a shift in investor preference. While growth stocks such as those of telecommunications and media corporations generally outperformed their value counterparts in the first quarter of 2000, the increase in share price and valuation of growth stocks helped to trigger a shift for many investors toward value-oriented investing. Particularly during the second quarter of 2000, global market sentiment favored value stocks instead of the growth stocks in which the fund invests.

What is the fund's investment approach?

The fund focuses on individual stock selection. We choose investments on a company-by-company basis, searching to find the best-managed, best-positioned companies, wherever they may be. We do not attempt to predict interest rates or market movements. There are no target weightings for individual countries, except the United States. The U.S. exposure of the fund will typically remain with a 25%-75% range, while the weighting of any other country will most likely not exceed 25% of the fund's assets.

Our goal is to identify companies that we believe have the characteristics necessary to achieve and sustain growth. Such characteristics include an established track record, strong market share, strong barriers to entry or untapped market opportunities. Since many markets overseas are often not as developed as those in the U.S., a greater
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

emphasis is placed offshore on companies based in emerging market countries. In both the U.S and overseas, we seek stocks with attractive valuations when compared to their historical share price, local market benchmarks or earnings growth rate.

The fund will typically hold 100-150 stocks, broadly invested across countries and industries, representing what we believe to be the best growth ideas in the world. We generally sell a stock when it reaches its target price or when we determine that circumstances have changed and it will most likely not reach that target sale price.

What other factors influenced the fund's performance?

When  the  reporting  period began, the fund benefited from strong global demand
for   growth   stocks.   The   global   advance   was   driven  by  technology,
telecommunications and media stocks, on which the fund placed a heavy emphasis.

Between mid-March and the end of May, however, the global stock markets were marked by rapid price swings. Investors grew concerned that stock valuations were extraordinarily high when compared to historical norms. U.S. and international markets -- and especially emerging markets -- were highly vulnerable to rising interest rates. As central banks raised interest rates and markets grew glutted with new issues, growth stock prices turned downward, negatively affecting fund performance.

In the U.S., investors sold technology and "new economy" stocks, seeking refuge in stocks they perceived as relative safe havens: utilities, consumer staples and health care. Japan was weak through the entire reporting period. Although both the market and economy continued to disappoint investors, our individual stock selections performed better than the Japanese market averages and helped the fund's performance. European markets moved slightly ahead in local currency terms as countries continued to move away from a centralized economic model and towards a competitive, market-driven structure. However, weakness in the euro and British pound relative to the U.S. dollar eroded the returns of the fund's European investments for U.S. investors.


What is the fund's current strategy?

We have maintained our focus during a challenging period for global growth stocks, continuing our quest to uncover the strongest growth opportunities worldwide.

Since mid-March, we have worked to reduce the overall volatility of the fund. In particular, we have focused on the price we pay for stocks, looking for a clearer path from concept to profitability and reducing our investment in stocks with no current earnings.

In the U.S., we have increased our exposure to health care, reduced our commitment to the financial sector and maintained our position in carefully selected technology stocks -- a sector that did benefit from a period-end rebound. In Europe, we have reduced investment in financial firms and sharply reduced emphasis on commodity telecommunication providers, particularly in markets with many new entrants. Our European investments now focus on companies positioned to take advantage of convergence in the telecommunications and entertainment industries. In our Japanese investments, we continue to focus on selecting well-run companies that we believe are positioned for growth; our industry-sector emphasis remains telecommunications and high-end consumer electronics manufacturers. We are also seeking to take advantage of selected opportunities in the emerging markets, particularly Latin American stocks tied closely to U.S. market performance, as well as Asian manufacturers of semiconductors and telecommunications equipment.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC.-- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) WORLD INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALASIA, NEW ZEALAND AND THE FAR EAST.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--101.1%                                   Shares                 Value ($)
----------------------------------------------------------------------------------------------

BRAZIL--.8%

Aracruz Celulose, ADR                                   33,225                  641,658

DENMARK--1.0%

Novo Nordisk, Cl. B                                      4,850                  824,503

FINLAND--4.9%

HPY Holding                                             19,700                  901,913

Nokia, ADR                                              26,850                1,340,822

Perlos                                                  39,175                1,236,786

Tietoenator                                             11,500                  383,356

                                                                              3,862,877

FRANCE--7.9%

Accor                                                   13,200                  540,496

Alcatel                                                 17,500                1,146,706

Bouygues                                                   550                  367,213

Dassualt Systemes                                        9,000  (a)             838,676

STMicroelectronics                                       8,850  (a)             557,114

Thomson Multimedia                                       2,525  (a)             163,286

Total Fina Elf                                           8,311                1,273,082

Vivendi                                                 15,475                1,364,567

                                                                              6,251,140

HONG KONG--1.0%

China Mobile (Hong Kong)                                88,650  (a)             781,811

ISRAEL--1.2%

Check Point Software Technologies                        2,700  (a)             571,725

Partner Communications, ADR                             38,600  (a)             366,700

                                                                                938,425

ITALY--3.3%

Alleanza Assicurazioni                                  83,800                1,103,812

Saipem                                                 139,425                  825,828

San Paolo-IMI                                           40,725                  721,324

                                                                              2,650,964

JAPAN--13.8%

Ajinomoto                                               50,000                  642,418

Don Quijote                                              3,576                  624,997

MURATA MANUFACTURING                                     3,740                  537,769

Mitsubishi Electric                                    183,000                1,984,733

NEC                                                     60,000                1,887,576

NIPPON TELEGRAPH AND TELEPHONE                              68                  905,810


COMMON STOCKS (CONTINUED)                               Shares                 Value ($)
-----------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Nippon Television Network                                  850                  554,086

PIONEER                                                 53,000                2,067,926

TOKYO GAS                                              237,000                  667,227

Takeda Chemical Industries                               7,000                  460,274

Taiyo Yuden                                             11,000                  690,033

                                                                             11,022,849

LUXEMBOURG--1.0%

Societe Europeenen des Satellites                        4,525                  759,606

MEXICO--1.1%

Telefonos de Mexico, ADR                                15,725                  898,291

NETHERLANDS--6.2%

ASM Lithography                                         20,350  (a)             897,944

Heineken                                                10,975                  667,333

Koninklijke (Royal) Philips Electronics, ADR            52,775                2,506,813

TNT Post                                                33,175                  893,895

                                                                              4,965,985

SOUTH KOREA--2.3%

 Samsung Electronics, ADR                                9,425  (b)           1,852,012

SPAIN--2.1%

Altadis                                                 59,375                  910,425

Banco Santander Central Hispano                         58,050                  611,817

Grupo Prisa                                              5,200  (a)             120,522

                                                                              1,642,764

SWEDEN--4.7%

Electrolux, Cl. B                                       37,875                  588,175

ForeningsSparbanken                                     56,750                  832,869

Nordic Baltic                                          102,250                  773,582

Telefonaktleboaget LM Ericcson, ADR                     77,100                1,542,000

                                                                              3,736,626

SWITZERLAND--2.2%

Serono, Cl. B                                              540                  449,669

Swatch, Cl. B                                              580                  736,542

Synthes-Stratec, ADR                                     1,225  (b)             558,049

                                                                              1,744,260

UNITED KINGDOM--5.8%

BP Amoco, ADR                                           11,600                  656,125

Cable & Wireless                                        57,850                  981,823

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares                 Value ($)
-----------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Energis                                                  7,775  (a)             292,214

Marconi                                                 58,525                  763,378

Nycomed Amersham                                        71,350                  709,900

Scoot.com                                              148,175  (a)             346,095

Vodafone AirTouch                                      223,100                  903,463

                                                                              4,652,998

UNITED STATES--41.8%

AMFM                                                    20,841  (a)           1,438,029

AT&T--Liberty Media, Cl. A                              13,709  (a)             332,443

Abbott Laboratories                                      6,970                  310,601

Affymetrix                                                 596  (a)              98,415

Amdocs                                                     504  (a)              38,682

America Online                                             234  (a)              12,344

American Express                                         2,712                  141,363

American Home Products                                   1,549                   91,004

American International                                   2,691                  316,192

Amgen                                                    3,998  (a)             280,860

Analog Devices                                           3,568  (a)             271,168

Anheuser-Busch                                           1,762                  131,599

Applied Micro Circuits                                   1,752  (a)             173,010

Automatic Data Processing                                3,781                  202,520

Bank of New York                                         2,926                  136,059

Baxter International                                     6,268                  440,719

Berkshire Hathaway, Cl. B                                   94  (a)             165,440

Bristol-Myers Squibb                                     3,138                  182,788

Broadcom, Cl. A                                            923  (a)             202,079

CIENA                                                      917  (a)             152,852

Celera Genomics                                            876  (a)              81,906

Cendant                                                  5,872  (a)              82,208

Charles Schwab                                           2,841                   95,529

Cisco Systems                                           16,921  (a)           1,075,541

Citigroup                                               20,332                1,225,003

Coca-Cola                                               13,943                  800,851

Colgate-Palmolive                                        3,148                  188,486

Comcast, Cl. A                                           8,463  (a)             342,751

Comverse Technology                                      2,148  (a)             199,764

Corning                                                  2,927                  789,924


COMMON STOCKS (CONTINUED)                               Shares                 Value ($)
-----------------------------------------------------------------------------------------------

UNITED STATES (CONTINUED)

Costco Wholesale                                         8,431  (a)             278,223

Danaher                                                  2,811                  138,969

DeVry                                                    7,431  (a)             196,457

Disney (Walt)                                            4,469                  173,453

EMC                                                     16,022  (a)           1,232,693

E-Tek Dynamics                                             686  (a)             180,975

EchoStar Communications, Cl. A                           2,904  (a)              96,150

Fifth Third Bancorp                                      4,317                  273,050

Foundry Networks                                           650                   71,825

Genentech                                                1,324                  227,728

General Electric                                        21,972                1,164,516

General Motors, Cl. H                                    3,631  (a)             318,620

Gillette                                                 1,855                   64,809

Global TeleSystems                                      21,950  (a)             264,772

Guidant                                                  7,108  (a)             351,846

Harley-Davidson                                          2,495                   96,058

Home Depot                                               5,880                  278,651

IDEC Pharmaceuticals                                       582  (a)              68,276

Inktomi                                                    535  (a)              63,264

Intel                                                   14,058                1,879,379

JDS Uniphase                                            13,542  (a)           1,442,456

Jabil Circuit                                            2,839  (a)             140,885

Juniper Networks                                         1,556  (a)             226,495

Kohl's                                                   4,976  (a)             276,790

Kroger                                                   7,072  (a)             156,026

Level 3 Communications                                   1,844  (a)             162,272

Lilly (Eli) & Co.                                        3,776                  377,128

Lowe's                                                   2,679                  110,006

Maxim Integrated Products                                2,346  (a)             159,381

McDonald's                                               4,433  (a)             146,012

MedImmune                                                1,183  (a)              87,542

Medtronic                                                2,221                  110,634

Merck & Co.                                              5,507                  421,974

Mercury Interactive                                      2,718  (a)             262,967

NTL                                                     15,275  (a)             914,591

Network Appliance                                        1,739  (a)             139,989

Nextel Communications, Cl. A                             2,623  (a)             160,495

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares                 Value ($)
-----------------------------------------------------------------------------------------------

UNITED STATES (CONTINUED)

Omnicom                                                  1,597                  142,233

Oracle                                                   4,275  (a)             359,367

PE Corp-PE Biosystems                                    2,367                  155,926

PepsiCo                                                  3,475                  154,420

Pfizer                                                  37,754                1,812,192

RF Micro Devices                                         1,231  (a)             107,866

Redback Networks                                         1,639  (a)             291,742

SBC Communications                                         950                   41,088

Schering-Plough                                          4,696                  237,148

Siebel Systems                                           1,101  (a)             180,082

Sprint (PCS)                                             2,955  (a)             175,822

Sun Microsytems                                          2,795  (a)             254,170

Sycamore Networks                                          829  (a)              91,501

Tellabs                                                  4,808  (a)             329,048

Texas Instruments                                       14,521                  997,411

Time Warner                                             17,410                1,323,160

Tyco International                                      12,581                  596,025

USA Networks                                             7,134  (a)             154,273

VERITAS Software                                         2,508  (a)             283,443

VeriSign                                                 1,297  (a)             228,921

Viacom, Cl. B                                           22,827  (a)           1,556,516

Vitesse Semiconductor                                    1,428  (a)             105,047

VoiceStream Wireless                                     1,138  (a)             132,346

Wal-Mart Stores                                          7,347                  423,371

Walgreen                                                 6,612                  212,824

Williams Communications                                  1,657  (a)              54,992

WinStar Communications                                       1  (a)                  34

Yahoo!                                                   1,594  (a)             197,457

                                                                             33,313,912

TOTAL COMMON STOCKS

   (cost $77,098,386)                                                        80,540,681


PREFERRED STOCKS--.6%                                   Shares                 Value ($)
-----------------------------------------------------------------------------------------------

GERMANY

Marschollek, Lautenschlaeger und Partner

   (cost $594,025)                                       1,025                  512,286
------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $77,692,411)                     101.7%              81,052,967

LIABILITIES, LESS CASH AND RECEIVABLES                    (1.7%)             (1,360,287)

NET ASSETS                                               100.0%              79,692,680

(A) NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2000,
THESE SECURITIES AMOUNTED TO$2,410,062 OR APPROXIMATELY 3.0% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     The Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost    Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  77,692,411  81,052,967

Cash                                                                  1,874,541

Receivable for investment securities sold                             7,338,816

Dividends receivable                                                    119,582

Receivable for shares of Beneficial Interest subscribed                   1,500

Prepaid expenses                                                         17,659

                                                                     90,405,065
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            74,919

Bank loan payable--Note 2                                            10,000,000

Payable for investment securities purchased                             341,788

Payable for shares of Beneficial Interest redeemed                      207,877

Interest payable--Note 2                                                  2,017

Accrued expenses                                                         85,784

                                                                     10,712,385
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       79,692,680
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      62,724,951

Accumulated investment (loss)                                          (172,324)

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                  13,792,964

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                    3,347,089
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       79,692,680
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
Interest authorized)                                                  2,017,939

NET ASSET VALUE, offering and redemption price per share ($)              39.49

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $58,946 foreign taxes withheld at source)       389,832

Interest                                                                18,744
TOTAL INCOME                                                           408,576

EXPENSES:

Management fee--Note 3(a)                                              318,666

Shareholder servicing costs--Note 3(b)                                 141,209

Custodian fees                                                          59,660

Professional fees                                                       24,571

Trustees' fees and expenses--Note 3(c)                                  14,615

Registration fees                                                        9,885

Prospectus and shareholders' reports                                     6,691

Interest expense--Note 2                                                 2,017

Miscellaneous                                                            3,586

TOTAL EXPENSES                                                         580,900

INVESTMENT (LOSS)                                                     (172,324)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        13,996,046

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                (18,930,048)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (4,934,002)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (5,106,326)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2000  Year Ended
                                              (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (172,324)            (207,465)

Net realized gain (loss) on investments        13,996,046          14,383,807

Net unrealized appreciation (depreciation)
   on investments                             (18,930,048)         14,013,417

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (5,106,326)         28,189,759
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                 --              (8,884)

Net realized gain on investments              (8,379,831)          (5,246,539)

TOTAL DIVIDENDS                               (8,379,831)          (5,255,423)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                164,647,809         156,855,299

Dividends reinvested                           8,025,126           5,070,209

Cost of shares redeemed                     (166,635,157)       (176,403,198)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            6,037,778         (14,477,690)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (7,448,379)          8,456,646
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           87,141,059          78,684,413

END OF PERIOD                                 79,692,680          87,141,059
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    3,877,548           4,338,594

Shares issued for dividends reinvested           183,894             116,140

Shares redeemed                               (3,892,233)         (4,869,361)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    169,209            (414,627)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                             Six Months Ended
                                              June  30, 2000                    Year Ended December 31,
                                                                 ------------------------------------------------------------
                                                (Unaudited)      1999        1998         1997         1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                             47.14         34.76      34.52        34.62         36.97         32.99

Investment Operations:

Investment income (loss)--net                       (.09)(a)      (.11)(a)    .16         (.01)          .19          1.01

Net realized and unrealized
   gain (loss) on investments                      (2.99)        15.61        .24         4.19          4.19          2.97

Total from Investment Operations                   (3.08)        15.50        .40         4.18          4.38          3.98

Distributions:

Dividends from
   investment income--net                            --           (.01)      (.16)        (.11)         (.18)          --

Dividends in excess of
   investment income--net                            --             --         --           --          (.06)          --

Dividends from net realized
   gain on investments                             (4.57)        (3.11)        --        (2.87)        (6.22)          --

Dividends in excess of net
   realized gain on investments                      --             --         --        (1.30)         (.27)          --

Total Distributions                                (4.57)        (3.12)      (.16)       (4.28)         (6.73)         --

Net asset value,
   end of period                                   39.49         47.14      34.76        34.52          34.62        36.97
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   (7.34)(c)     45.24       1.16        12.27          11.95        12.06(b)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                             .68(c)       1.41       1.32         1.34           1.39         1.46

Ratio of interest expense
   and dividend on securities
   sold short to average net assets                  .00(c,d)      --         .04          .01            --           .01

Ratio of net investment
   income (loss) to
   average net assets                               (.20)(c)      (.30)       .41         (.04)           .51          .86

Portfolio Turnover Rate                           149.47(c)     256.19     206.70       145.59         163.12       225.45

Net Assets, end of period
   ($ x 1,000)                                    79,693        87,141     78,684       91,475         96,176      104,561

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  Global  Growth  Fund  (the  "fund" ) is registered under the Investment
Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund' s investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the
results    of    operations    resulting    from    changes    in    foreign
exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net
earnings   credits   based   on   available  cash  balances  left  on  deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

In accordance with an agreement with a bank, the fund may borrow up to $10 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to the Federal Funds rate in effect from time to time.

The average daily amount of borrowings outstanding during the period ended June 30, 2000, was approximately $27,300 with a related weighted average annualized interest rate of 7.38%.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the distributor for the provision of certain services at an annual rate of .25 of 1% of the value of the fund' s average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2000, the fund was charged $106,222 pursuant to the Shareholder Services Plan, of which $70,797 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2000, the fund was charged $21,203 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 2000 amounted to $124,416,680 and $126,737,323, respectively.

At  June  30,  2000,  accumulated net unrealized appreciation on investments was
$3,360,556,   consisting   of   $7,268,982  gross  unrealized  appreciation  and
$3,908,426 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
                                                             The Fund
Notes

                        For More Information

                        Dreyfus Global Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call
1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to
info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   033SA006